SUPPLEMENT TO THE TREASURY FUND, PRIME FUND AND TAX-EXEMPT FUND - DAILY MONEY CLASS MAY 30, 1997 PROSPECTUS
The name of the Trust has been amended. The new name is Newbury Street
Trust.
The following information replaces the similar information found in "Other Expenses" on page 13.
Daily Money Class of each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Under the Plans, Daily Money Class of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Daily Money Class shares. Daily Money Class of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.25% of its average net assets throughout the month. FDC may compensate intermediaries that provide shareholder support services, engage in the sale of Daily Money Class's shares or pay distribution expenses at an annual rate of up to 0.25% of average net assets they maintain.
The Daily Money Class Plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Daily Money Class shares, including payments made to intermediaries that provide shareholder support services or engage in the sale of Daily Money Class shares. The Board of Trustees of each fund has authorized such payments to intermediaries at an annual rate of up to 0.10% of the average net assets they maintain.
Independent of the Daily Money Class Plans, intermediaries that maintain an average balance of $10 million or more in a single omnibus account may receive an additional recordkeeping fee of up to 0.15% of the average net assets they maintain. The recordkeeping fee will be paid by FMR or its affiliates, not by the fund, and will not be paid for distribution services.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.

SUPPLEMENT TO THE TREASURY FUND - ADVISOR B CLASS MAY 30, 1997 PROSPECTUS The name of the Trust has been amended. The new name is Newbury Street Trust.